                                                                   EXHIBIT 10.13

                                OPTION AGREEMENT


                 THIS OPTION AGREEMENT (hereinafter referred to as the "AGREEMENT"), is made and entered into this 5th day of January, 1996, by and between DIASU OIL & GAS COMPANY, INC., ("DIASU"), a Texas corporation, with its principal place of business at 4420 F.M. 1960 West, Suite 400, Houston, Texas 77068, and SOUTHERN MINERAL CORPORATION, a Texas corporation, with its principal place of business at 500 Dallas Avenue, Suite 2800, Houston, Texas 77002 ("SOUTHERN").

                 NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

                                   ARTICLE I
                                     OPTION

         1.1 SOUTHERN'S OPTION. During the term of this Agreement, if Diasu, or its Affiliates, acquire any oil, gas or mineral leases or any interest therein, any mineral interest or any farmouts or other contracts with respect thereto (such acquired interest shall hereinafter be referred to as a "NEW PROSPECT"), Southern shall have the right to acquire an interest in such New Prospect in accordance with the other terms of this Agreement; provided, however, Southern's right hereunder shall not extend to the acquisition of any interest located within the area described on Exhibit 1-1 attached hereto.

         1.2 SOUTHERN WARRANT SHARES. As consideration for Diasu granting Southern an option on New Prospects as provided in Section 1.1 of this Agreement, Southern hereby agrees to issue and deliver to Diasu, or its designated holder, a warrant, in a form substantially similar to that attached hereto as Exhibit B, exercisable as provided below beginning on or after January 5, 1996, for a period ending on the date five years after the date hereof to acquire 200,000 shares of common stock of Southern at an exercise price of $2.00 per share, subject to the restrictions and other attributes contained in the Registration Rights Agreement attached hereto as Exhibit C (the "SECOND WARRANT"); provided, however that the warrant for Second Warrant Shares shall provide that neither Diasu, nor its successors or assigns may exercise their rights pursuant to said warrant on or before the occurrence of the Second Payout, as defined in that certain Agreement of Limited Partnership SMC Development, L.P. dated contemporaneously with this Agreement. Southern agrees that Diasu shall have the right to assign all or any portion of the Second Warrant to Thomas J. McMinn and Gary L. Chitty.

         1.3 NOTICE. On or before ten (10) days following of Diasu's delivery a binding offer to purchase an interest in any New Prospect, Diasu shall, advise Southern in writing of its intent to make such acquisition (such notice shall hereinafter be referred to as the "NEW PROSPECT NOTICE").

         1.4 ELECTION TO FUND NEW PROSPECT. Southern shall have a period of thirty (30) days (inclusive of Saturday, Sunday and legal holidays) after receipt of the New Prospect Notice within which to furnish Diasu written notice of its election to fund all the Acquisition Costs related to such New Prospect. For purposes of this Agreement, Acquisition Costs shall mean all actual costs and expenses incurred by Diasu in acquiring a New Prospect, including but not limited to review of lease records, payment of bonuses and payments made to unaffiliated parties for services performed in connection with such acquisition. Acquisition Costs shall exclude any salaries, benefits or consulting fees paid or incurred in connection with the use of Diasu officers, directors or employees in connection with such acquisition. Diasu shall cooperate with Southern in the evaluation of such New Prospect and shall provide any and all information, in accordance with Section 1.10 of this Agreement, related to such New Prospect immediately upon Diasu's receipt of such information or upon Diasu's preparation thereof and shall use its best efforts to obtain any additional information which may be reasonably requested by Southern from time to time in connection with such New Prospect (such period to be hereinafter referred to as the "FUNDING ELECTION PERIOD"). For purposes of this Agreement, an Excluded Prospect shall be any New Prospect for which Southern elects not to fund the Acquisition Costs. Diasu shall have the right to acquire any Excluded Prospect for its own account, independent of Southern, and Diasu shall be relieved of any obligations pursuant to this Agreement in connection with an Excluded Property. If Southern fails to provide Diasu with a written election of its intent to fund Acquisition Costs on or before 30 days following receipt of a New Prospect Notice, then the affected New Prospect shall be deemed to be an Excluded Prospect.

         1.5 FUNDING OF ACQUISITION COSTS. If Southern elects to fund the Acquisition Costs incurred in connection with a New Prospect in accordance with
Section 1.4 of this Agreement, then Diasu will from time to time as needed, deliver an invoice to Southern for such Acquisition Costs; provided, however, that Southern will not be obligated to pay said invoice on or before thirty
(30) days prior to the date on which such amounts are due from Diasu. In the case of lease bonuses, Diasu covenants that such bonuses will be paid to the respective lessor on or before fifteen (15) days after receipt of such amounts from Southern.

         1.6 ELECTION TO PARTICIPATE. Diasu will use its best efforts to acquire leases in connection with any New Prospect as soon as reasonably possible following Southern's election to fund in accordance with Section 1.4. Upon completion of the acquisition of said leases, or sooner if the marketing of such New Prospect so allows, Diasu will prepare for Southern's review, a sales brochure for such New Prospect (the "BROCHURE") containing such information that is customarily presented to potential purchasers of similar prospects within the oil and gas industry, including without limitation, land maps, lease information, seismic data, geological and geophysical data from surrounding areas and reserve estimates, if available. Southern shall have a period of thirty (30) days (inclusive of Saturday, Sunday and legal holidays) after receipt of the Brochure within which to furnish Diasu written notice of its election (such period to be hereinafter referred to as the "PARTICIPATION ELECTION PERIOD"):

                 (a) to participate in the development of the New Prospect by acquiring a one-third interest in and to the New Prospect (such interest acquired by Southern shall hereinafter be referred to as the "PARTICIPATION INTEREST"), in which case, Southern shall be entitled to the rights and shall incur the obligations as provided in accordance with Section 1.7 of this Agreement;

                 (b) to participate in the marketing of the New Prospect by acquiring a one-third interest in and to the New Prospect (such interest acquired by Southern shall hereinafter be referred to as the "CARRIED INTEREST"), in which case, Southern shall be entitled to the rights and shall incur the obligations as provided in accordance with
         Section 1.8 of this Agreement; or

                 If Diasu shall not have received actual written notice of the election of Southern to acquire an interest in the New Prospect on or before expiration of the Participation Election Period, then such failure shall constitute an election by Southern to acquire a Carried Interest.

         1.7 RIGHTS AND OBLIGATIONS OF SOUTHERN RELATED TO A PARTICIPATION INTEREST. If Southern elects to acquire a Participation Interest in accordance with Section 1.6 of this Agreement, then promptly upon such election, Diasu shall execute and deliver an Assignment in a form acceptable to Southern (the "ASSIGNMENT") conveying the Participation Interest related to such New Prospect to Southern. The Assignment shall warrant title to the interest being conveyed by, through and under Diasu with full rights of substitution and subrogation of Diasu's rights thereto. Except as otherwise provided in this Section, Southern, its successors and assigns, shall be obligated to pay one-third of any and all subsequent drilling and development costs related to such New Prospect. If Diasu sells any remaining portion of a New Prospect not acquired by Southern in accordance with this Section, then Diasu shall apply any proceeds received by Diasu related to the sale of such New Prospect interest against the then current balance of the New Prospect Account (as hereinafter defined) and shall pay such amount to Southern immediately upon the consummation thereof.

         1.8 RIGHTS AND OBLIGATIONS OF THE CARRIED INTEREST. If Southern elects to acquire a Carried Interest in accordance with Section 1.6 of this Agreement, then Diasu shall use its best efforts to sell the New Prospect covering the Carried Interest to a third party on or before 180 days after the receipt of written notice from Southern of said election. In no event shall Southern, or its successors and assigns, be obligated to pay any subsequent drilling or development costs related to the Carried Interest. Diasu shall apply any proceeds related to the sale of all or any portion of a New Prospect in accordance with this Section against the then current balance of the New Prospect Account (as hereinafter defined) and shall pay such amount to Southern immediately upon the consummation thereof. Immediately upon the consummation of such sale, Diasu shall execute and deliver to Southern, its successors and assigns, an appropriate assignment conveying one-third of any and all back-in or other rights or real property interests reserved by Diasu related to the sale of such New Prospect.

         1.9 NEW PROSPECT BALANCE. Diasu shall establish and maintain an account on behalf of Southern (the "NEW PROSPECT ACCOUNT"). The New Prospect Account shall be increased by the amount of (a) any deficiency realized from the subsequent sale of any New Prospect or a portion thereof, as determined by the positive difference, if any, when the purchase price received by Southern upon the resale of such New Prospect or portion thereof is subtracted from the Acquisition Costs paid by Southern in connection with such New Prospect or portion thereof and (b) the Acquisition Costs paid by Southern in connection with any New Prospect which is not sold on or before 180 days after receipt by Diasu of Southern's election to fund such Acquisition Costs. The New Prospect Account shall be decreased by (c) the gain realized by Southern from the resale of any remaining interest not acquired by Southern in a New Prospect, if any, in which Southern has elected to acquire a Participation Interest, as determined by the positive difference, if any, when the proceeds received by Southern in connection such remaining interest is subtracted from the Acquisition Costs paid by Southern in connection with such remaining interest and (d) the gain realized by Southern from the resale of a New Prospect, if any, in which Southern has elected to acquire a Carried Interest, as determined by the positive difference, if any, when the proceeds received by Southern in connection with the resale of such New Prospect is subtracted from any Acquisition Costs paid by Southern in connection with such New Prospect. In the event, a portion of a New Prospect (such portion shall hereinafter be referred to as a "PARTIAL PROSPECT") is subsequently sold, the Acquisition Costs allocated to the Partial Prospect shall be the actual costs incurred in the acquisition of the Partial Prospect when such amount is determinable from actual expenditures. In the event actual expenditures for a Partial Prospect are not available, then the Acquisition Costs allocated to the Partial Prospect will be determined by multiplying the Acquisition Costs related to the smallest tract containing the Partial Prospect for which such costs can be determined by a ratio, the numerator of which is the number of acres contained in the Partial Prospect and the denominator is the number of acres contained in such tract. The proceeds received from the sale of a Partial Prospect shall be allocated in the same proportion as the Acquisition Costs for such Partial Prospect.

Diasu hereby grants to Southern a security interest in and to and a first lien upon all of Diasu's right, title and interest in and to any New Prospects acquired by Diasu or its Affiliates, and the proceeds, products, additions, substitutions and accessions of and to any or all of such New Prospects to secure the prompt and unconditional payment of proceeds from the sale of any New Prospect up to an amount equal to the balance in the New Prospect Account.

         1.10 INFORMATION TO BE PROVIDED BY DIASU. From time to time, as received by Diasu from third parties or as prepared by Diasu, Diasu shall provide to Southern any and all information and data which is relevant and necessary to Southern's election to fund a New Prospect pursuant to Section 1.4 of this Agreement or acquire a Participation Interest or Carried Interest in such New Prospect, including but not limited to copies of all instruments of acquisition including, by way of example but not of limitation, (a) copies of the leases, assignments, subleases, farmouts or other contracts affecting the New Prospect and (b) projected costs to drill and complete the Test Well.

         1.11 LOCATION AND APPROVAL OF THE TEST WELL. Diasu shall not commence drilling of a Test Well on any New Prospect covering a Participation Interest without prior written approval of the location of such Test Well from Southern.

         1.12 WARRANTY. Any assignment by Diasu to Southern of an interest in a New Prospect shall be made free and clear of any burdens placed thereon by Diasu.

         1.13 APPLICATION. The terms of this agreement shall apply to transactions that may be in the process of being negotiated or pursued by Diasu or its Affiliates as of the date of execution hereof, or that relate to options to acquire New Prospects in the future pursuant to agreements executed by Diasu or its Affiliates prior to the execution date hereof.

                                   ARTICLE II
                                      TERM

         2.1 TERM. The provisions of this Agreement shall be binding on Diasu or its Affiliates with respect to any final agreements entered into by Diasu or its Affiliates within a period of twenty four months from the date of execution hereof.

                                  ARTICLE III
                                 MISCELLANEOUS

         3.1 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         3.2 ENFORCEABILITY. In the event any one or more provisions contained in this Agreement or the documents to be executed hereunder shall, for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision.

         3.3 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT FOR ANY LAWS CALLING FOR APPLICATION OF THE LAWS OF ANOTHER STATE. ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, NO PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, CONSEQUENTIAL OR EXEMPLARY OR PUNITIVE DAMAGES. THE PARTIES AGREE THAT ANY LITIGATION RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT MUST BE BROUGHT BEFORE AND DETERMINED BY A COURT OF COMPETENT JURISDICTION WITHIN THE STATE OF TEXAS.

         3.4 THIRD PARTIES. Nothing in this Agreement shall entitle any party other than Buyer and Seller to any claim, cause of action, remedy or right of any kind.

         3.5 NOTICES. All communications required or permitted under this Agreement shall be in writing, and any communications hereunder shall be deemed to have been duly made if delivered by hand, overnight delivery services or telecopies, or when placed in first class certified mail, postage prepaid, with return receipt requested to the following addresses:

                 If to Diasu:

                          Diasu Oil & Gas Co., Inc.
                          4420 F.M. 1960 West, Suite 400
                          Houston, Texas 77068
                          Fax:  713/537-9153
                          Attention:  Gary L. Chitty or Thomas J. McMinn

                 If to Southern:

                          Southern Mineral Corporation
                          500 Dallas, Suite 2800
                          Houston, Texas 77002
                          Fax:  713/872-5232
                          Attention:  Steven H. Mikel

Either party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.



                [THE NEXT SUCCEEDING PAGE IS THE EXECUTION PAGE]

                 EXECUTED by each party as of the date first above written but effective for all purposes as of the Effective Date.


                                        SELLER:

                                        DIASU OIL & GAS CO., INC.
Attest:

                                        By:
----------------------------------          -----------------------------------
Name:                                   Name:
     -----------------------------            ---------------------------------
Title:                                        President
      ----------------------------



----------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


                                        BUYER:

                                        SOUTHERN MINERAL CORPORATION
Attest:

                                        By:
----------------------------------          -----------------------------------
Name:                                          Steven H. Mikel
     -----------------------------             President
Title:
      ----------------------------


----------------------------------
Name:
     -----------------------------
Title:
      ----------------------------





                                 EXECUTION PAGE

                                   EXHIBIT A
                                  DEFINITIONS


         1. AFFILIATES shall mean an entity which controls Diasu or is controlled by Diasu, Thomas J. McMinn or Gary L. Chitty, or is under common control with Diasu, Thomas J. McMinn or Gary L. Chitty, or who may have a material economic effect on Diasu through the acquisition of rights or obligations pursuant to agreements entered into by Diasu, Thomas J. McMinn or Gary L. Chitty. For purposes of this Agreement, Diasu, Thomas J. McMinn and Gary L. Chitty will be deemed to have received the economic benefit of any subsequent agreement, if such benefit is received by Diasu, Thomas J. McMinn or Gary L. Chitty or any of their respective agents, representatives, affiliates and subsidiaries and their respective directors, officers, agents, representatives and employees.

         2. ACQUISITION COSTS shall have the meaning attributed to it accordance with Section 1.4 of this Agreement.

         3. AGREEMENT shall have the meaning attributed to it in accordance with the first paragraph of this Agreement.

         4. CARRIED INTEREST shall have the meaning attributed to it in accordance with Section 1.6(b) of this Agreement.

         5. DIASU shall have the meaning attributed to it in accordance with the first paragraph of this Agreement.

         6. ELECTION PERIOD shall have the meaning attributed to it accordance with Section 1.4 of this Agreement.

         7. NEW PROSPECT shall have the meaning attributed to it in accordance with Section 1.1 of this Agreement.

         8. PARTICIPATION INTEREST shall have the meaning attributed to it in accordance with Section 1.6(a) of this Agreement.

         9. SOUTHERN shall have the meaning attributed to it in accordance with the first paragraph of this Agreement.

         10. TEST WELL shall mean for each New Prospect acquired, a well drilled at a location and to a depth mutually agreed to by Diasu and Southern, after the date of execution of this Agreement, prior to the completion of a well capable of producing hydrocarbons in commercial quantities on such New Prospect.

                                  EXHIBIT B
  Attached to and made a part of that certain Option Agreement by and between
      Southern Mineral Corporation and Diasu Oil & Gas Co., Inc. dated
                             January ___, 1996.

                                   WARRANT

                   For the Purchase of [_______] shares of
                     Common Stock, $[_______] Par Value,
                                     of

                        SOUTHERN MINERAL CORPORATION

         THIS CERTIFIES THAT, for value received, [_______] and its assigns ("Holder"), is entitled to purchase from Southern Mineral Corporation, a Nevada corporation (the "Company"), up to the number of shares of the Company's common stock, $[_______] par value per share (the "Common Stock"), specified above (such number of shares as adjusted in accordance with this Agreement, the "Underlying Shares") at a purchase price of $2.00 per share (the "Warrant Price") as hereinafter provided. This Warrant shall be exercisable only during the period (the "Exercise Period") commencing January 5, 1996 and ending January 5, 2001 (the "Expiration Date").

         1. This Warrant may be exercised in whole or in part as herein provided during the Exercise Period but not after the Expiration Date, by presentation and surrender of this certificate at the Company's office with an executed Exercise Notice (in the attached form) evidencing Holder's election to purchase shares pursuant to the Warrant and accompanied by payment of the Warrant Price for the number of shares for which exercise is made. If exercised in part, a new Warrant Certificate in the same form as this certificate shall be issued for the remaining unexercised portion of this Warrant.

         2. To the extent this Warrant is not exercised in whole prior to the Expiration Date, the Warrant or such portion not exercised shall expire and Holder's rights shall become null and void and of no effect.

         3. The Company covenants and agrees that all shares which may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable shares of stock, and free from all taxes, liens, and charges with respect to the purchase thereof (other than transfer taxes or other governmental charges imposed upon any transfer occurring contemporaneously with such issue). Without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then-current Warrant Price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees at all times to have authorized and reserved a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of the rights represented by this Warrant.

         4. The purchase rights represented by this Warrant are exercisable at Holder's option as provided herein; provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Stock. In lieu of issuing any fraction of a share remaining after exercise of this Warrant as to all full shares covered hereby, the Company will make a payment therefor in cash equal to the same fraction of the difference between the then-current Warrant Price per share and the fair market value per share.

         5. The number of Underlying Shares and the Warrant Price per share shall be subject to adjustment from time to time, prior to the expiration of this Warrant by exercise or by its terms, as follows:

                 (a) If the Company shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, the Warrant Price per Underlying Share in effect at the time of such action shall be proportionately reduced and the number of Underlying Shares shall be proportionately increased; and conversely, if the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Warrant Price per Underlying Share in effect at the time of such action shall be proportionately increased and the number of Underlying Shares shall be proportionately decreased.

                 (b) If the Company shall pay a dividend or make a distribution upon its Common Stock in shares of Common Stock, then in such case from and after the record date for such action the Warrant Price per Underlying Share shall be proportionately reduced, and the number of Underlying Shares shall be proportionately increased. Any dividend paid or distributed upon the Common Stock in stock of any other class or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are or were issuable upon the conversion thereof.

                 (c) If the Company shall effect a capital reorganization or reclassification of its outstanding Common Stock, or shall consolidate or merge with or convey all or substantially all of its property and assets to any other corporation or corporations, Holder shall be given not less than ten (10) days prior written notice of the record date and planned effective date of such event and of the terms and conditions of such event as would enable a reasonable investor to determine whether or not to exercise any part of this Warrant. Upon the occurrence of such event, to the extent this Warrant is not exercised, Holder shall have the right to purchase, upon the basis and on the terms and conditions specified in this Warrant and in lieu of the Underlying Shares, such share of stock, securities or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock theretofore purchasable upon the exercise of this Warrant had such reorganization, recapitalization, consolidation, merger or conveyance not taken place, and in any such event appropriate provision shall be made with respect to Holder's rights to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Warrant Price and of the number of Underlying Shares) shall thereafter be applicable, as nearly as reasonably may be, in relation to any stock, securities, or assets thereafter deliverable upon the exercise hereof.

                 (d) Whenever the Warrant Price is adjusted, the number of Underlying Shares shall be increased or decreased, as the case may be, to reflect such adjustment in the Warrant Price so that the adjusted exercise price times the adjusted number of shares of Common Stock purchasable hereunder will equal the initial Warrant Price times the initial number of shares of Common Stock purchasable hereunder.

                 (e) Upon the occurrence of any event requiring an adjustment of the Warrant Price hereunder, the Company shall forthwith give written notice thereof to the registered Holder stating the adjusted Warrant Price and the adjusted number of Underlying Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. Except as otherwise herein provided, neither this Warrant nor any of the rights granted hereunder shall be transferable after the date hereof. Holder may sell, assign or transfer the Warrant, in whole or in part, so long as the Company shall have first received an opinion of counsel satisfactory to it that such sale, assignment or other transfer will not result in a violation of any applicable law or regulation, state or federal. Upon such sale, assignment or transfer, the Company shall issue new Warrant certificates in such denominations and tenor as Holder shall request, in substitution for this Warrant. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. The Warrant represented by this certificate and any shares of Common Stock issuable upon exercise hereof have not been registered under the Securities Act or any state or foreign securities laws. Holder, by acceptance hereof, agrees that this Warrant has been acquired for investment and not with a view to distribution or resale, and may not be mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such Warrant under the Securities Act or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Any shares issued upon the exercise of this Warrant shall bear the following legend:

                 The shares this certificate represents have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws. The shares may not be offered for sale, sold, assigned, transferred or pledged without registration under the Act and any applicable state securities laws or without an opinion of counsel satisfactory to the Company that registration is not required.

         7. This Warrant shall not entitle Holder to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

         8. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon receipt of indemnification in form and substance satisfactory to the Company in its sole discretion and in the case of a mutilated Warrant, the surrender thereof, issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

                 IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer effective as of the date first set forth above.


                                        SOUTHERN MINERAL CORPORATION



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

         THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND SAID WARRANTS MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR NATIONWIDE INTERACTIVE SERVICES, INC. SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE, ASSIGNMENT OR OTHER TRANSFER WILL NOT RESULT IN A VIOLATION OF ANY APPLICABLE LAW OR REGULATION, STATE OR FEDERAL. TRANSFER OF THE WARRANTS AND THE SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE OF THE WARRANTS IS PROHIBITED OTHER THAN IN ACCORDANCE WITH REGULATIONS PROMULGATED UNDER THE ACT.

         The undersigned Holder of this Warrant hereby irrevocably exercises the option to acquire the shares of Common Stock of Southern Mineral Corporation covered by this Warrant, below designated, in accordance with the terms of this Warrant, directs that the shares issuable and deliverable upon such exercise, together with any check in payment for fractional shares be issued and delivered to the Holder hereof.



                          --------------------------------
                          Name of Holder


----------------------
Date

Number of shares as to
which Warrant Exercised:
                        -----


         If shares of Common Stock are to be issued to any other person or in any name other than the Holder hereof, then the Holder should indicate such person and the number of shares of Common Stock to be received by such person in the space below provided and provide to the Company an opinion of counsel satisfactory to the Company that (i) such sale, assignment or other transfer to such person shall not result in a violation of any applicable law or regulation, state or federal, and (ii) no transfer or other taxes are or will be due and payable to any governmental authority by reason of such sale, assignment or other transfer, or issuance of shares of Common Stock to such person as requested by Holder.



                          Name:
                               ------------------------------------
                          Address:
                                  ---------------------------------

                          -----------------------------------------

                          Shares of Common Stock:

                          -----------------------------------------

                                   EXHIBIT C
  Attached to and made a part of that certain Option Agreement by and between
      Southern Mineral Corporation and Diasu Oil & Gas Co., Inc. dated
                             January ___, 1996.


                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this Agreement) dated as of January ___, 1996, is by and among Southern Mineral Corporation, a Texas corporation (the Company), Diasu Oil & Gas Co., Inc., a Texas corporation (Diasu), Thomas J. McMinn and Gary L. Chitty (Diasu and Messrs. Chitty and McMinn collectively, the Stockholders).

                              W I T N E S S E T H

         A. On the date hereof, the Company and one or more of the Stockholders have entered into that certain Subscription Agreement and Assumption of Obligations and that Option Agreement, both of even date herewith.

         B. Pursuant to the agreements in paragraph A above, one of more of the Stockholders shall own: (1) 175,000 shares (the First Tranche Shares) of the Company's Common Stock (the First Tranche Shares), par value [_______] (the Common Stock); (2) immediately exercisable warrants to purchase 400,000 shares (the Second Tranche Shares) of Common Stock at an exercise price of $2.00 exercisable for five years from the date hereof; and (3) warrants to purchase 200,000 shares (the Third Tranche Shares) of Common Stock at an exercise price of $2.00 exercisable for five years from the date hereof, but not prior to the date on which Payout No. 2 occurs under that certain SMC Development L.P. partnership agreement of even date herewith.

         C. In connection with the acquisition of the above Common Stock and Warrants by the Stockholders, the Company has agreed to grant to each Stockholder certain registration rights set forth below.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Stockholder and the Company, the parties hereto agree as follows:


                                   SECTION 1
                                  DEFINITIONS

         1.1 SPECIFIC DEFINITIONS. The following terms are defined as follows:

         Affiliate - defined in Rule 12b-2 under the Exchange Act.

         Exchange Act - the Securities Exchange Act of 1934, as amended.

         Indemnified Party - defined in Section 5.3.

         Indemnifying Party - defined in Section 5.3.

         Inspectors - defined in Section 3.1(l).

         Loss or Losses - defined in Section 5.1.

         person - any business entity (including, without limitation, a corporation, partnership (limited or general), limited liability company or business trust) or a natural person.

         Prospectus - defined in Section 5.1.

         register, registered and registration and words of similar import refer to a registration effected by preparing and filing with the SEC a registration statement in compliance with the Securities Act, and the declaration and ordering by the SEC of effectiveness of such registration statement or document.

         Registerable Common Stock - any of the Restricted Common Stock issued to the Stockholders (or their permitted assigns), and any securities issued or issuable in respect of any Registerable Common Stock by way of any stock split or stock dividend or in connection with any combination of shares, recapitalization, merger, consolidation, reorganization or otherwise. Registerable Common Stock shall not include Restricted Common Stock a Stockholder has held for more than three years.

         Restricted Common Stock - the: (i) First Tranche Shares, (ii) Second Tranche Shares once such shares have been issued to the applicable Stockholder pursuant to the exercise of the applicable overlying stock warrants, and (iii) Third Tranche Shares once such shares have been issued to the applicable Stockholder pursuant to the exercise of the applicable overlying stock warrants.

         SEC - the United States Securities and Exchange Commission.

         Securities Act - the Securities Act of 1933, as amended.

                                   SECTION 2
                              REGISTRATION RIGHTS

         2.1 PIGGYBACK REGISTRATION RIGHTS. If at any time or from time to time the Company shall propose to register any Common Stock for public sale under the Securities Act, the Company shall give each Stockholder prompt written notice of the proposed registration and shall include in such registration on the same terms and conditions as the other securities included in such registration such number of shares of Registerable Common Stock as any Stockholder shall request within 15 business days after the giving of such notice; provided, however, that the Company may at any time prior to the effectiveness of any such registration statement, in its sole discretion and without the consent of Stockholders, abandon the proposed offering in which a Stockholder had requested to participate; and provided further that any Stockholder shall be entitled to withdraw any or all of its shares of Registerable Common Stock to be included in a registration statement under this
Section 2.1 at any time prior to the date on which the registration statement with respect to such shares of Registerable Common Stock is declared effective by the SEC. The Company shall be entitled to select the investment bankers and/or managers, if any, to be retained in connection with any registration referred to in this Section 2.1.

         2.2 RESTRICTIONS ON PIGGYBACK REGISTRATION RIGHTS. Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to Stockholders in Section 2.1 are expressly subject to the following terms and conditions:

         (a) The Company shall not be obligated to include the number of shares of Registerable Common Stock in an offering as contemplated by Section
2.1 if the Company is advised in writing by the managing underwriter or underwriters of such offering (with a copy to each Stockholder), that the success of such offering would in its or their good faith judgment be jeopardized by the inclusion of such number (or a portion of such number) of shares (after consideration of all relevant factors, including without limitation, the impact of any delay caused by including such shares).

         (b) The Company shall not be obligated to include any shares of Registerable Common Stock in any registration by the Company of any Common Stock in connection with any merger, acquisition, exchange offer, or any other business combination, including any transaction within the scope of Rule 145 promulgated pursuant to the Securities Act, subscription offer, dividend reinvestment plan or stock option or other director or employee incentive or benefit plan.

         (c) The Company shall use all commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registerable Common Stock requested to be included in a registration of Company Common Stock pursuant to this Section 2 to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Stockholder's Registerable Common Stock in such offering unless such Stockholder accepts the terms of the underwriting agreement between the Company and the managing underwriter or underwriters and otherwise complies with the provisions of Section 5. If the managing underwriter or underwriters of a proposed underwritten offering advise the Company in writing that in its or their good faith judgment the total amount of securities, including securities requested to be included in a registration of Company Common Stock pursuant to this Section 2 and other similar securities, to be included in such offering is sufficiently large to jeopardize the success of such offering, then in such event the securities to be included in such offering shall be allocated first to the Company and then, to the extent that any additional securities can, in the good faith judgment of such managing Underwriter or Underwriters, be sold without creating any such jeopardy to the success of such offering, pro rata among each Person participating in the offering based upon the number of shares of Common Stock requested to be included in such registration by each such holder.

         (d) If some but less than all of a Stockholder's shares of Restricted Common Stock are included in an offering contemplated by a registration statement pursuant to Section 2, such Stockholder shall execute one or more "lockup" letters, in customary form, setting forth an agreement by such Stockholder not to offer for sale, sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable into or exercisable for any shares of Common Stock, for a period of not longer than that which any investment banker or manager engaged in connection with such offering may reasonably request from the date such offering commences.

         2.3 SHELF REGISTRATION RIGHTS. Upon receipt of a written request from the Stockholders to register under the Securities Act (whether for purposes of a public offering, an exchange offer or otherwise) all or part of the Registerable Common Stock held by the Stockholders, the Company shall as expeditiously as reasonably possible (but in any event not later than 60 days after receipt of such request) prepare and file, and use its best efforts to cause to become effective as soon thereafter as practicable, a registration statement under the Securities Act on Form S-3 with respect to the shares of

Registerable Common Stock; provided that the Company shall have no obligation to file a registration statement if Form S-3 is unavailable to the Company.
The Company shall use its commercially reasonable efforts to have such registration statement remain continuously effective until the first anniversary of the date such registration statement is effective. During the period that such registration statement is effective, it shall be available for use by the Stockholders only for a period of 30 days following a filing of the Company of (i) a quarterly report on Form 10-Q or (ii) an annual report on Form 10-K. Notwithstanding the foregoing, the Company may suspend effectiveness of such registration statement from time to time at any time upon the good faith determination of the Company's board of directors, or the executive committee thereof, that such action is desirable in connection with any proposed acquisition, transaction, offering of the Company's securities, or other matters; provided that if the Company suspends such effectiveness, then the Company shall use its commercially reasonable efforts to keep such registration statement effective starting one year from the date of initial effectiveness of such registration statement for the amount of days such registration statement's effectiveness was suspended by the Company.

         2.4 RESTRICTIONS ON SHELF REGISTRATION RIGHTS. Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to the Stockholders in Section 2.3 are expressly subject to the following terms and conditions:

         (a) The Stockholders, collectively, shall only be entitled to one request to register Registerable Common Stock under Section 2.3. A "request" as it is used in this Section 2.4(a) shall be deemed to have occurred only upon completion of a requested registration and the maintenance of the registration statement's effectiveness for an aggregate of one year.

         (c) The Company shall be entitled to defer for a reasonable period of time, but not in excess of 90 days, the filing of any registration statement otherwise required to be prepared and filed by it under Section 2.3 if the Company notifies the Stockholders within 10 business days after they requested registration under Section 2.3 that the Company (i) is at such time conducting or about to conduct an underwritten public offering of its securities for its own account and the Board of Directors determines in good faith that such offering would be materially adversely affected by such registration requested by the Stockholders or (ii) would, in the opinion of its counsel, be required to disclose in such registration statement information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the Board of Directors, such disclosure might adversely affect any material business transaction or negotiation in which the Company is then engaged.

         (d)     The Stockholders shall not exercise their rights pursuant to
Section 2.3 during the 180-day period immediately following the effective date of any registration statement filed by the Company under the Securities Act (other than on Form S-8 or another similar form) in respect of an offering or sale of securities of the Company by or on behalf of the Company or any other stockholder of the Company.

                                   SECTION 3
                                   COVENANTS

         3.1 COVENANTS OF THE COMPANY. In connection with any offering of shares of Registerable Common Stock pursuant to this Agreement, the Company shall:

         (a) Prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of not less than 120 days, or such shorter period which will terminate when all Registrable Common Stock covered by such registration statement have been sold or withdrawn at the request of participating holders of Common Stock; and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

         (b) Furnish to each Stockholder and to each managing underwriter, if any, (i) at least two business days prior to filing with the SEC, a substantially complete draft of a registration statement covering shares of Registerable Common Stock, any amendment or supplement thereto, and any prospectus used in connection therewith, which documents will be subject to the reasonable review of such Stockholders and such underwriter; and (ii) if requested, a copy of any and all transmittal letters or other correspondence with the SEC or any other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of shares of Registerable Common Stock;

         (c) Furnish to each Stockholder and each managing underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement) as such Stockholder or such underwriter may reasonably request to facilitate the sale of the shares of Registerable Common Stock;

         (d) After the filing of such registration statement, promptly notify each Stockholder of any stop order issued or, to the knowledge of the Company, threatened to be issued by the SEC and promptly take all reasonable actions to prevent the entry of such stop order or to obtain its withdrawal if entered;

         (e) Use its commercially reasonable efforts to qualify such shares of Registerable Common Stock for offer and sale under the securities, "blue sky" or similar laws of such jurisdictions (including any foreign country or any political subdivision thereof in which shares of Common Stock are then listed) as any Stockholder or any underwriter shall reasonably request and use its commercially reasonable efforts to obtain all appropriate registrations, permits and consents required in connection therewith, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation or to file a general consent to service of process in any such jurisdiction;

         (f) Furnish to each managing underwriter, if any, an opinion of counsel for the Company addressed to each of them, dated as of the date of the closing of the offering of shares of Registerable Common Stock, and a "comfort" letter or letters signed by the Company's independent public accountants, each in reasonable and customary form and covering such matters of the type customarily covered by opinions or comfort letters delivered by such parties in underwritten public offerings;

         (g) Furnish unlegended certificates representing ownership of the shares of Registerable Common Stock being sold in such denominations as shall be requested by a Stockholder or the managing underwriter, if any, provided such request is made at least two business days prior to the closing of the sale of such shares;

         (h) Promptly inform each Stockholder (i) in the case of any offering of shares of Registerable Common Stock in respect of which a registration statement is filed under the Securities Act, of the date on which such registration statement or any post-effective amendment thereto becomes effective and, if applicable, of the date of filing a Rule 430A prospectus (and, in the case of an offering abroad of shares of Registerable Common Stock, of the date when any required filing under the securities and other laws of such foreign jurisdictions shall have been made and when the offering may be commenced in accordance with such laws) and (ii) of any request by the SEC, any securities exchange, government agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering;

         (i) Subject to subparagraph (k) below, until the earlier of (i) such time as all of the shares of Registerable Common Stock being offered have been disposed of in accordance with the intended method of disposition by such Stockholder set forth in the registration statement or other offering document (and the expiration of any prospectus delivery requirements in connection therewith) or (ii) the expiration of four months after such registration statement or other offering document becomes effective (unless the offering is a continuous offering of securities under Rule 415, in which case until the earliest of the date the offering is completed and the 12-month anniversary of such effective date), keep effective and maintain any registration, qualification or approval obtained in connection with the offering of the shares of Registerable Common Stock, and amend or supplement the registration statement or prospectus or other offering document used in connection therewith to the extent necessary to comply with applicable securities laws;

         (j) Use its commercially reasonable efforts to have the shares of Registerable Common Stock listed on any domestic and foreign securities exchanges on which the Common Stock is then listed;

         (k) As promptly as practicable, notify each Stockholder at any time when a prospectus relating to the sale of the shares of Registerable Common Stock is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, and as promptly as practicable make available to each Stockholder and to each managing underwriter, if any, any such supplement or amendment; if the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.1(i) by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to each Stockholder such supplemented or amended prospectus;

         (l) Make available for inspection during the normal business hours of the Company by any Stockholder, any underwriter participating in such offering, and any attorney, accountant or other agent retained by any such Stockholder or any such underwriter in connection with the sale of shares of Registerable Common Stock (collectively, the "Inspectors), all relevant financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such Inspectors, unless (1) such records, information or documents are in the public domain or otherwise publicly available or (2) disclosure of such records, information or documents is required by a court or administrative order or by applicable law (including, without limitation, the Securities Act);

         (m) Enter into usual and customary agreements (including an underwriting agreement in usual and customary form) and take such other actions as are reasonably required to expedite or facilitate the sale of the Registerable Common Stock.

         (n) Make "generally available to its security holders" (within the meaning of Rule 158 of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12- month period;

         (o) If requested by the managing underwriter or underwriters or the Stockholder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or any participating Holder, as the case may be, reasonably requests to be included therein, including, without limitation, information with respect to the number of shares of Registerable Common Stock being sold by the Stockholder to any underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registerable Common Stock to be sold in such offering, and promptly make all required filings of such prospectus by supplement or post-effective amendment;

         (p) As promptly as practicable after filing with the SEC of any document which is incorporated by reference in a prospectus contained in a registration statement, deliver a copy of such document to each Stockholder; and

         (q) Take all other steps necessary to effect the registration of the Registerable Common Stock contemplated hereby.

         3.2 COVENANT OF STOCKHOLDERS. Each Stockholder agrees and covenants that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(k), such Stockholder will forthwith discontinue disposition of Registerable Common Stock pursuant to the registration statement covering such Registerable Common Stock until such Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(k), and, if so directed by the Company, such Stockholder will deliver to the Company all copies, other than permanent file copies, then in such Stockholder's possession of the most recent prospectus covering such Registerable Securities at the time of receipt of such notice.

                                   SECTION 4
                                    EXPENSES

         All expenses incurred in connection with the registration of Registerable Common Stock, including, without limitation, all filing fees, escrow fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of the Company's counsel in connection with blue sky qualifications of the Registerable Common Stock), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance) directly attributable to the registration of securities, Securities Act liability insurance (if the Company elects to obtain such insurance), and the fees and expenses of any special experts or other persons retained by the Company will be borne by the Company in connection with registrations under Section 2.1 and by the Stockholders in connection with registrations under Section 2.3. The Company shall have no obligation to pay and shall not pay any underwriting fees, discounts or commissions in connection with any Registerable

Common Stock registered pursuant to this Agreement or any out-of-pocket expenses of the Stockholders, including, without limitation, legal fees, in connection therewith.


                                   SECTION 5
                                INDEMNIFICATION

         5.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Stockholder, its officers, directors and agents, and will agree to indemnify and hold harmless any underwriter of Registerable Common stock, and each person, if any, who controls any of the foregoing persons within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (individually, a Loss; collectively, Losses) arising from or caused by (x) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registerable Common Stock (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state in which shares of Registerable Common Stock are offered and relating to action or inaction required of the Company in connection with such offering; and will reimburse each such person for any legal or other out-of-pocket expenses reasonably incurred in connection with investigating, or defending against, any such Loss (or any proceeding in respect thereof), subject to Section 5.3, except that the indemnification provided for in this Section 5.1 shall not apply to Losses that are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information furnished in writing to the Company by or on behalf of any Stockholder expressly for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) a Stockholder failed to send or deliver a copy of the prospectus included in the relevant registration statement at the time it became effective (the Prospectus) with or prior to the delivery of written confirmation of the sale of Registerable Common Stock to the person asserting such Loss or who purchased such Registerable Common Stock which are the subject thereof if, in either case, such delivery is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, a Stockholder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of Registerable Common Stock if such delivery is required by the Securities Act.

         5.2 INDEMNIFICATION BY STOCKHOLDERS. Each Stockholder agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity made pursuant to clause (x) of Section 5.1 from the Company to such Stockholder, but only with reference to information furnished in writing by or on behalf of such Stockholder expressly for use in any registration statement or prospectus relating to shares of Registerable Common Stock, or any amendment or supplement thereto, or any preliminary prospectus.

         5.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to
Section 5.1 or 5.2, such person (the Indemnified Party) shall promptly notify the person against whom such indemnity may be sought (the Indemnifying Party) in writing, provided that the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party of any liability it may have under this Agreement or otherwise except to the extent of any loss, damage, liability or expense arising from such omission. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention (ii) the Indemnifying Party shall have failed to comply with its obligations under the preceding sentence or (iii) the Indemnified Party shall have been advised by its counsel in writing that actual or potential differing interests exist between the Indemnifying Party and the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not agree to any settlement as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be fully responsible, shall be applied to or against an Indemnified Party without the prior written consent of such Indemnified Party.

         5.4     CONTRIBUTION.  If the indemnification provided for in this
Section 5 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Losses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No party shall be liable for contribution with respect to any action or claim settled without its written consent, which consent shall not be unreasonably withheld.

         Notwithstanding the provisions of this Section 5.4, no Stockholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registerable Common Stock of such Stockholder was sold to the public exceeds the amount of any damages which such Stockholder has otherwise been required to pay due to such untrue or alleged untrue statement or omission of alleged omission.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   SECTION 6
                                  TERMINATION

         This Agreement will terminate with respect to a specific Stockholder, and it will terminate separately with respect to each Tranche of shares, such that it terminates with respect to each Tranche at the first instance as such Stockholder ceases to own any shares of Registerable Common Stock within such Tranche. For this Section 6, a Stockholder shall be deemed to own any and all Common Stock owned by (i) such Stockholder and (ii) its Affiliates. Notwithstanding the foregoing, the Company and Stockholders' rights, duties and obligations under Section 4 and Section 5 shall survive the termination of this Agreement.

                                   SECTION 7
                             AVAILABLE INFORMATION

         The Company shall take such reasonable actions and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144 and Rule 144A, or any successor provisions.

                                   SECTION 8
                                 MISCELLANEOUS

         8.1 PROVISION OF INFORMATION. Each Stockholder shall, and shall cause it officers, directors, employees and agents to complete and execute all such questionnaires as the Company shall reasonably request in connection with any registration pursuant to this Agreement.

         8.2 INJUNCTIONS. Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with its specified terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms of provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

         8.3 SEVERABILITY. If any term or provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to, and request that a court of competent jurisdiction, if involved, find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

         8.4 FURTHER ASSURANCES. Subject to the specific terms of this Agreement, each Stockholder and the Company shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         8.5 ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby and supersedes all agreements and understandings entered into prior to the execution hereof. This Agreement may be modified only by a written instrument duly executed by or on behalf of the parties hereto. No breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by or on behalf of the party who might assert such breach.

         8.6 COUNTERPARTS. Any number of counterparts of this Agreement may be executed by the parties hereto, but all such counterparts shall be deemed one and the same instrument.

         8.7 NOTICES. All notices, consents, requests, demands, and other communications hereunder shall be in writing and shall be given by hand or by mail (return receipt requested) or sent by overnight delivery service, cable, telegram, or facsimile transmission to the parties at the address specified beside each party's name on the signature pages hereto or at such other address as shall be specified by the parties by like notice.

         Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth business day after posting, in the case of notice so given by overnight delivery service, on the day after notice is deposited with such service, and in the case of notice so given by cable, telegram, fax transmission or, as the case may be, personal delivery, on the date of actual delivery.

         8.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES.

         8.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by and against the successors and permitted assigns of the parties hereto. The parties may not assign their rights under this Agreement and the Company may not delegate its obligations under this Agreement unless agreed to by all parties in writing. Any attempted assignment or delegation prohibited hereby shall be void.

         8.10 PARTIES IN INTEREST. Except as otherwise specifically provided herein, nothing in this Agreement expressed or implied is intended or shall be construed to confer any right or benefit upon any person, firm or corporation other than Stockholder and the Company and their respective successors and permitted assigns.


                         [NEXT PAGE IS SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                        SOUTHERN MINERAL CORPORATION




                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        THOMAS J. MCMINN



                                        By:
                                           ------------------------------------
                                        Name:  Thomas J. McMinn, individually


                                        GARY L. CHITTY




                                        By:
                                           ------------------------------------
                                        Name:  Gary L. Chitty, individually


                                        DIASU OIL & GAS CO., INC.



                                        By:
                                           ------------------------------------
                                        Name:  Thomas J. McMinn, President